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            SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

        MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
                             Dated February 26, 1998
    MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST Dated January 30, 1998 MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST Dated June 30, 1998
    MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC. Dated October 24, 1997
         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                              Dated March 23, 1998
        MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
                             Dated February 26, 1998
       MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND Dated June 30, 1998
  MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST Dated July 29, 1998 MORGAN STANLEY DEAN WITTER TAX-FREE DAILY INCOME TRUST Dated February 27, 1998
         MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
                              Dated March 2, 1998

     The Directors/Trustees of each investment company named above have approved certain changes to the Systematic Withdrawal Plan of each company, to take effect on October 1, 1998. EFFECTIVE OCTOBER 1, 1998, the disclosure in the section of each of the above Statements of Additional Information entitled "SHAREHOLDER SERVICES -- Systematic Withdrawal Plan" or "REDEMPTION OF FUND/TRUST SHARES -- Systematic Withdrawal Plan" is hereby replaced by the following:

          Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of Morgan Stanley Dean Witter Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Funds' shares, on an annualized basis. If the SWP Fund shares, including shares acquired in exchange for shares of other Funds, are subject to a contingent deferred sales charge ("CDSC"), any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Statements of Additional Information of the Funds offered with a CDSC), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. (For shareholders who established the Withdrawal Plan prior to October 1, 1998, the value of each SWP Fund account for the purpose of the 12% CDSC waiver will be determined at 4:00 p.m., New York time, on October 2, 1998.) Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

          A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

          Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/$1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

          Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan will be invested in additional full and fractional shares at net asset value (without a sales charge). Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Withdrawal Plan will be terminated.

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          The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month, quarter, or semi-annual or annual period and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's Dean Witter Reynolds Inc. or other selected broker-dealer brokerage account, or amounts deposited electronically into the shareholder's bank account via the Automated Clearing House, within five business days after the date of redemption.

          Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although a shareholder of Morgan Stanley Dean Witter Hawaii Municipal Trust and Morgan Stanley Dean Witter Multi-State Municipal Series Trust may make additional investments while participating in the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of sales charges applicable to the purchase of additional shares of those Funds. Shareholders who acquired their shares of the other Funds other than by exchange may make additional investments under the Withdrawal Plan subject only to the Fund's minimum investment requirement.

          Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party, or sent to an address other than the one listed on the account, must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments and the address to which checks are mailed through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" or "Redemption of Fund/Trust Shares" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative.

September 11, 1998

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